PROMISSORY NOTE

AMOUNT

    First Tranche: US$100,000

ISSUANCE DATE

          January 6, 2010

MATURITY DATE

          January 6, 2011

AMOUNT

             Second Tranche: US$50,000

ISSUANCE DATE

                July 6, 2010

MATURITY DATE

                July 6, 2011

         FOR VALUE RECEIVED, UOMO Media Inc. (“Borrower”), a Nevada corporation, having an address of 161 Bay Street, 27th Floor, Toronto, Ontario, M5J 2S1, Canada, hereby promises to pay to the order of Green Stone Capital, (“Lender”), the sum drawn up to Total of One Hundred Fifty Thousand U.S. Dollars (US$150,000), together with interest on the unpaid principal amount, upon the terms and conditions specified below.

         1.    TRANCHES. The Borrower will receive advanced amounts in 2 separate tranches (“Tranche”) up to an aggregate of US$150,000 under the terms set forth herein.  The aggregate unpaid principal balance outstanding, if any, at any time during the term of this Note shall be referred to as the “Principal Amount.”

         2.     TERM. The Principal Amount of each Tranche and all interest accrued shall be due and payable and must be paid to the Lender no later than 12 Months from Date of each Tranche (the “Maturity Date”).

         3.     RATE OF INTEREST. Interest payable on the Principal Amount shall accrue at a fixed rate equal to 20%. Interest shall be calculated at the end of the 12-month term based on the outstanding Principal Amount at the end of the term. Outstanding interest is due at the time the Principal Amount is due as set forth in this Note.  Interest shall only accrue on sums advanced and received by Borrower under this Note.

         4.     RATE OF INTEREST: EARLY PREPAYMENT OPTION. Interest payable on the Principal Amount shall be reduced and accrued at a fixed rate equal to 10% should the Borrower wish to pay back the outstanding Principal Amount at 6 Months from Date of Each Tranche. Interest shall be calculated at the end of the 6-month term based on the outstanding Principal Amount at the end of the term. Outstanding interest is due at the same time the Principal Amount is paid as outlined herein.  Interest shall only accrue on sums advanced and received by Borrower under this Note.

         5.     PREPAYMENT. Prepayment of the Principal Amount and interest may be made at any time, in any amount, without penalty.

         6.     NOTE DUE AND PAYABLE. The entire unpaid Principal Amount and accrued interest under this Note shall become immediately due and payable upon the insolvency of the Borrower, the commission of an act of bankruptcy by the Borrower, the execution by the Borrower of a general assignment for the benefit of creditors, or the filing by or against the Borrower of a petition in bankruptcy or a petition for relief under the provisions of any bankruptcy, insolvency, company creditors’ arrangement, similar statute, or any other statute applicable to the relief of debtors, of the United States, Canada, or any other jurisdiction, and the continuation of such petition without dismissal for a period of 90 days or more.

         7.     WAIVER. No previous waiver and no failure or delay by the Lender or the Borrower in acting with respect to the terms of this Note shall constitute a waiver of any breach, default, or failure of condition under this Note or the obligations secured thereby. A waiver or modification of any term of this Note or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Lender and shall be limited to the express terms of such waiver.

         The Borrower hereby expressly waives presentment and demand for payment on the Maturity Date.

         8.     CONFLICTING AGREEMENTS. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to any advances evidenced by this Note, the terms of this Note shall prevail.

         9.     GOVERNING LAW. This Note shall be construed in accordance with the laws of the Province of Ontario, Canada and the laws of Canada applicable therein, and the parties stipulate to the personal jurisdiction of the courts of the Province of Ontario.

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IN WITNESS WHEREOF, the parties hereto have executed this Promissory Note as of the 6th day of January, 2010.

Borrower:

UOMO MEDIA INC.

Authorized signature:

/s/ Camara Alford

Camara Alford

Chairman & CEO

Lender:

GREEN STONE CAPITAL

Authorized signature:

/s/ Tenchi Hartman

Tenchi Hartman

President